AMENDMENT NUMBER TWELVE




     THIS AMENDMENT NUMBER TWELVE, dated as of December 15, 1995, by and between Hilb, Rogal and Hamilton Company, a Virginia corporation (hereinafter called "HRH"), and Robert H. Hilb of
Glen Ellyn, Illinois (hereinafter called "Hilb"):
                           W I T N E S S E T H:
     WHEREAS, HRH and Hilb have heretofore entered into a certain
Employment Agreement ("Employment Agreement"; terms defined therein being used herein as therein defined) dated as of June 1, 1982; and
     WHEREAS, HRH and Hilb desire to make amendments to the Employment Agreement as set forth below, pursuant to Section 12 of the Employment Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:
     1. Section 1 of the Employment Agreement is hereby amended by deleting the present Section 1 and substituting in lieu thereof of the following revised Section 1:
     "1. HRH hereby employs Hilb and Hilb agrees to serve HRH for a term of fourteen years and seven months
          (hereinafter called the "initial term") commencing on the 1st day of June, 1982, and upon expiration of the said term, Hilb shall continue in the employ of HRH, upon all the same terms and conditions as provided herein, until either HRH or Hilb gives the other party one hundred eighty (180) days advance written notice of its or his intention to discontinue such relationship as of a specific future date."
     2.   For all purposes therein, Section 4 of the Employment
          Agreement is hereby amended by deleting the amount of $380,000 and substituting in lieu thereof the amount of $310,000.
     3.   All other provisions or terms of the Employment
          Agreement are hereby ratified and confirmed, including, but not limited to, the provisions and terms of Section 7 thereof.
     4. The effective date of this Amendment Number Twelve is January 1, 1996.
     IN WITNESS WHEREOF, HRH has caused this Agreement to be executed by its officers thereunto duly authorized and Hilb has hereunto set his hand and seal, all as of the day and year first above written.

                         HILB, ROGAL AND HAMILTON COMPANY



                         By:/s/ Dianne F. Fox
                            ----------------------------------------

                         Its:Senior Vice President & Secretary
                             ________________________________________


ATTEST:

/s/ Walter L. Smith
________________________________________




                                /s/ Robert H. Hilb
                                ___________________________________[SEAL]
                                Robert H. Hilb



WITNESS BY:
/s/ Carolyn Jones
________________________________________